UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 23, 2008 (December 18, 2008)
BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)
1745 Technology Drive
San Jose, CA 95110
(Address, including zip code, of principal executive offices)
(408) 333-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1
EX-99.1
EX-99.2
EX-99.3

     On December 23, 2008, Brocade Communications Systems, Inc. (“Brocade or the “Company”) filed a Current Report on Form 8-K to report the closing of the acquisition of Foundry Networks, Inc. (“Foundry”), a Delaware corporation, pursuant to the Agreement and Plan of Merger, dated as of July 21, 2008, as amended by Amendment No.1 thereto, dated as of November 7, 2008 (the “Merger Agreement”), among Brocade, Falcon Acquisition Sub, Inc., a wholly-owned subsidiary of Brocade (“Merger Sub”), and Foundry (the “Merger”). As a result of the Merger, Foundry is now a wholly-owned subsidiary of the Company. The Merger closed and became effective on December 18, 2008. As indicated in the original Form 8-K, this Form 8-K/A is being filed to provide the financial statements and pro forma financial statements required by Item 9.01 as set forth below, in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K, no later than 71 days after the original Form 8-K was required to be filed. The financial statements and pro forma financial statements are filed as Exhibits 99.1, 99.2 and 99.3, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
1)	Foundry’s historical audited consolidated balance sheets as of December 31, 2006 and 2007, and Foundry’s historical audited consolidated statements of income, cash flows and stockholders’ equity for each of the years ended December 31, 2005, 2006 and 2007 previously filed by Foundry in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 with the Securities and Exchange Commission on February 26, 2008 are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

2)	Foundry’s historical unaudited condensed consolidated balance sheet as of September 30, 2008, and Foundry’s historical unaudited condensed consolidated statements of income and cash flows for the three and nine months ended September 30, 2007 and 2008 previously filed by Foundry in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 with the Securities and Exchange Commission on November 6, 2008 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.
     (b) Pro Forma Financial Information.
The required pro forma financial information as of and for the twelve months ended October 25, 2008 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
     (d) Exhibits.

Exhibit
Number	Description of Document
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited consolidated financial statements of Foundry as of December 31, 2006 and 2007, and for each of the three years ended December 31, 2005, 2006 and 2007.

99.2	Unaudited condensed consolidated financial statements of Foundry as of September 30, 2008, and for the three and nine months ended September 30, 2007 and 2008.

99.3	Unaudited pro forma financial information as of and for the twelve months ended October 25, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: February 24, 2009	By:	/s/ Richard Deranleau
Richard Deranleau
Chief Financial Officer and Vice President, Finance